UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 14, 2011


                           SKY HARVEST WINDPOWER CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-52410                     N/A
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

        890 West Pender Street, Suite 710, Vancouver, BC, Canada V6C 1J9
             (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (604) 267-3041

                                      N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.01. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 14, 2011, we appoint Mr. Harry Bauskin as one of our directors. There was no arrangement or understanding between our current director and officer, or any other person and Mr. Bauskin pursuant to which he was appointed as a director. There is no material plan, contract or arrangement (whether or not written) to which Mr. Bauskin is a party or in which he participates that was entered into in connection with his appointment, other than a concurrent grant of incentive stock options to purchase up to 525,000 shares of our shares of common stock for a period of five years from the date of his appointment pursuant to our 2011 Stock Option Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     99.1     Press Release dated April 14, 2011

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY HARVEST WINDPOWER CORP.


/s/ William Iny
--------------------------
William Iny
President

Date: April 14, 2011

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